                              EMPLOYMENT AGREEMENT
                          BETWEEN GREG H. GUETTLER AND
                         HYPERTENSION DIAGNOSTICS, INC.


     THIS AGREEMENT is entered into as of September 8, 1997, by and between Hypertension Diagnostics, Inc., a Minnesota corporation (the "COMPANY"), and Greg H. Guettler ("EXECUTIVE").

     WHEREAS, the Company wishes to employ Executive to render services for the Company on the terms and conditions set forth in this Agreement, and Executive wishes to be retained and employed by the Company on such terms and conditions.

     NOW, THEREFORE, in consideration of the premises and the respective undertakings of the Company and Executive set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Company and Executive agree as follows:

     1. EMPLOYMENT. Upon the other terms and conditions set forth in this Agreement, the Company hereby employs Executive, and Executive accepts such employment, as its President. Except as expressly provided herein, termination of this Agreement by either party shall also terminate Executive's employment by the Company.

     2. TERM. Executive's employment shall commence as of the date hereof and continue for a period of one year and shall be automatically extended for an additional year unless either party gives written notice of nonextension to the other party no later than July 8, 1998.

     3.   POSITION AND DUTIES.

          3.01 SERVICE WITH COMPANY. During the term of this Agreement, Executive agrees to perform such reasonable employment duties as the Board of Directors shall assign to him from time to time.

          3.02 PERFORMANCE OF DUTIES. Executive agrees to serve the Company faithfully and to the best of his ability and to devote his full time, attention and best efforts to the business and affairs of the Company during the term of this Agreement. Executive represents to the Company that he has no contractual commitments inconsistent with his obligations set forth in this Agreement, and that during the term of this Agreement, he will not render or perform services for any other corporation, firm, entity, organization or person which are inconsistent with the provisions of this Agreement.

     4.   COMPENSATION.

          4.01 BASE SALARY. As compensation for all services to be rendered by Executive under this Agreement during the full term of this Agreement, the Company shall pay to Executive a minimum Base Salary ("BASE SALARY") shall mean regular cash compensation paid on a periodic basis exclusive of benefits, bonuses or incentive payments) at the annual rate of $126,000, payable once monthly, subject to consideration of adjustment by the Board of Directors at least annually. If the Executive's Base Salary is increased during the term of this Agreement, the increased amount shall be the new Base Salary until a future adjustment, if any.

          4.02 BONUS AND INCENTIVE. Executive shall be paid a one-time bonus and incentive compensation, in the form of cash, equal to not less than ten percent (10%) and not more than twenty-five percent (25%) of Executive's Base Salary. The Company's payment of the bonus and incentive compensation to Executive shall be contingent upon Executive's successful completion of his first year of employment with the Company and shall be payable at the time Executive commences his second year of employment with the Company. Subject to the above, the amount and criteria for determination of Executive's bonus and incentive compensation shall be solely within the discretion of the Board of Directors. If the Board of Directors adopts a bonus and incentive compensation plan, the Executive shall be a participant.

          4.03 FRINGE BENEFITS. In addition to the compensation payable to Executive as provided in Sections 4.01 and 4.02 above:

               (a) AUTOMOBILE. The Company shall reimburse Executive for all company-related mileage at the then current rate allowed by the Internal Revenue Service and the Minnesota Department of Revenue. Executive shall receive no automobile allowance.

               (b) VACATION. Executive shall be entitled to three (3) weeks paid vacation each calendar year, during the first two (2) years of employment with the Company, and thereafter, four (4) weeks paid vacation each calendar year. Vacation time shall accumulate, so that if the full vacation time is not taken in a particular calendar year, any unused portion will be carried into the following year, PROVIDED, HOWEVER, Executive shall not be able to accumulate more than 20 days of vacation time. Upon termination of employment, Executive shall be paid for all such accrued but unused vacation days at a daily rate equivalent to the amount obtained by dividing 260 days into his then Base Salary.

               (c) HEALTH/DENTAL INSURANCE. The Company shall either purchase a Company paid health/dental plan or reimburse Executive for plan coverage until a Company paid plan can be implemented.

               (d) OTHER BENEFITS. To the extent available or offered, Executive shall be entitled to participate in all other benefit programs offered by the Company to its full-time executive employees, including, but not limited to, life insurance; long-term disability policies; retirement benefits through the Company's pension and/or profit sharing plans; sick leave benefits; and accidental death and dismemberment coverages.

          4.04 STOCK OPTIONS. The Company shall grant Executive stock options for One Hundred Fifty Thousand (150,000) shares of the Company's $.01 par value Common Stock, pursuant to the terms and conditions set forth in the Incentive Stock Option Agreement, a form of which is attached hereto and labeled Exhibit A.

          4.05 BUSINESS EXPENSES. The Company will pay or reimburse Executive for all reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties under this Agreement, subject to compliance by Executive with the Company's policies for expense reimbursements.

     5.   CONFIDENTIAL INFORMATION.

          5.01 "CONFIDENTIAL INFORMATION" DEFINED. "Confidential Information" means information, not generally known, and proprietary to the Company or to a third party for whom the Company is performing work, including, without limitation, information concerning any patents or trade secrets, confidential or secret designs, processes, formulae, source codes, plans, devices or material (whether or not patented or patentable) directly or indirectly useful in any aspect of the business of the Company, any customer or supplier lists of the Company, any confidential secret development or research work of the Company, or any other confidential information or secret aspects of the business of the Company. All information which Executive acquires or becomes acquainted with during the period of his employment by the Company (including employment by an affiliated company), whether developed by Executive or by others, which he has reasonable basis to believe to be Confidential Information, or which is treated by the Company as being Confidential Information, shall be presumed to be Confidential Information.

          5.02 OBLIGATIONS OF EXECUTIVE. Except as permitted or directed by the Company, Executive shall not, either during his employment by the Company or thereafter, divulge, furnish or make accessible to anyone or use in any way (other than in the ordinary course of the business of the Company) any Confidential Information. Executive acknowledges that the Confidential Information constitutes a unique and valuable asset of the Company and represents a substantial investment of time and expense by the Company and its predecessors, and that any disclosure or other use of such Confidential Information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. Both during and after the term of this Agreement, Executive will refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company.

          5.03 SCOPE OF OBLIGATION. The foregoing obligations of confidentiality shall not apply to any knowledge or information which is now published or which subsequently becomes generally publicly known in the form in which it was obtained from the Company, other than as a direct or indirect result of the breach of this Agreement by Executive.

     6. VENTURES. If, during the term of this Agreement, Executive is engaged in or associated with the planning or implementing of any project, program or venture involving the Company and a third party or parties, all rights in such project, program or venture shall belong to the Company. Except as formally approved by the Company, Executive shall not be entitled to any interest in such project, program or venture or to any commission, finder's fee or other compensation in connection therewith other than the salary to be paid to Executive as provided in this Agreement.

     7.   PATENT AND RELATED MATTERS.

          7.01 DISCLOSURE AND ASSIGNMENT. Executive will promptly disclose in writing to the Company complete information concerning each and every invention, discovery, improvement, devices, design, apparatus, practice, process, method or product, whether patentable or not, made, developed, perfected, devised, conceived or first reduced to practice by Executive, whether or not during regular working hours, either solely or in collaboration with others, during the term of this Agreement, or the twelve months thereafter, relating either directly or indirectly to the business, products, practices or techniques of the Company (hereinafter referred to as "DEVELOPMENTS"). Executive, to the extent that he has the legal right to do so, hereby acknowledges that any and all of said Developments are the property of the Company and hereby assigns and agrees to assign to the Company any and all of Executive's right, title and interest in and to any and all of such Developments.

          7.02 FUTURE DEVELOPMENTS. As to any future Developments made by Executive which relate to the business, products or practices of the Company, and which are first conceived or reduced to practice during the term of this Agreement, or within twelve (12) months thereafter, but which are claimed for any reason to belong to an entity or person other than the Company, Executive will promptly disclose the same in writing to the Company and shall not disclose the same to others if the Company, within twenty (20) days thereafter, shall claim ownership of such Developments under the terms of this Agreement. If the Company makes no such claim, Executive shall not be obligated to maintain in confidence any such information disclosed by Executive.

          7.03 LIMITATION ON SECTION 7.01 AND 7.02. The provisions of Sections 7.01 and 7.02 shall not apply to any Development meeting the following conditions:

               (a) such Development was developed entirely on Executive's own time; and

               (b) such Development was made without the use of any Company equipment, supplies, facility or trade secret information, and without use of any Company personnel; and

               (c) such Development does not relate (i) directly to the business of the Company, or (ii) to the Company's actual or demonstrably anticipated future business, research or development; and

               (d) such Development does not result, directly or indirectly, from any work performed by Executive for the Company.

          7.04 ASSISTANCE OF EXECUTIVE. Upon request and without further compensation therefor, but at no expense to Executive, and whether during the term of this Agreement or thereafter, Executive will do all lawful acts, including, but not limited to, the execution of papers and lawful oaths and the giving of testimony, that in the opinion of the Company, its successors and assigns, may be necessary or desirable in obtaining, sustaining, reissuing, extending and enforcing United States and foreign patents, including, but not limited to, design patents, on any and all of such

Developments, and for perfecting affirming and recording the Company's complete ownership and title thereto, and to cooperate otherwise in all proceedings and matters relating thereto.

          7.05 RECORDS. Executive will keep complete, accurate and authentic accounts, notes, data and records of all Developments in the manner and form requested by the Company. Such accounts, notes, data and records shall be the property of the Company, and, upon its request, Executive will promptly surrender same to it or, if not previously surrendered upon its request or otherwise, Executive will surrender the same, and all copies thereof, to the Company upon the conclusion of his employment.

     8.   TERMINATION.

          8.01 GROUNDS FOR TERMINATION. This Agreement shall terminate prior to the expiration of the initial term set forth in Section 2 or any extension thereof in the event that any time during such initial term or any extension thereof:

               (a)  Executive dies, or

               (b) Executive becomes disabled (as defined below), so that he cannot perform the essential functions of his position, or

               (c) The Company elects to terminate this Agreement for "Cause" and notifies Executive in writing of such election, or

               (d) The Company elects to terminate this Agreement without "Cause" and notifies Executive in writing of such election, or

               (e) Executive elects to terminate this Agreement and notifies the Company in writing of such election.

If this Agreement is terminated pursuant to subsection (a), (b) or (c) of this
Section 8.01, such termination shall be effective immediately; provided, however, a termination pursuant to subsection 8.01(c) shall include the cure period referenced, and related to, a termination for Cause described in subsection 8.02(a). If this Agreement is terminated pursuant to subsection (d) or (e) of this Section 8.01, such termination shall be effective on the date set forth in the notice of termination.

          8.2  "CAUSE" DEFINED.

               (a) Executive has breached the provisions of this Agreement in any material respect (provided, that the Board of Directors gives written notice of its intention to terminate Executive's employment for Cause, and such notice shall state in reasonable detail the particular act(s) or failure(s) to act that constitute grounds on which the termination is based, and, provided that Executive shall have ten (10) business days to cure any such breach), or

               (b) Executive has engaged in material misconduct, including, without limitation, willful and material failure to perform Executive's duties as an officer or employee of the Company, or

               (c) Executive has committed fraud, misappropriation or embezzlement in connection with the Company's business, or

               (d) Executive has been convicted or has pleaded NOLO CONTENDERE to criminal misconduct (except for parking violations, minor traffic violations, and other petty or insignificant misdemeanors, or other misconduct which does not relate to or involve or adversely affect Executive's duties for the Company, as reasonably determined by the Company's Board of Directors).


          8.03 "DISABILITY" DEFINED. As used in this Agreement, the term "disability" means any mental or physical condition which renders Executive unable to perform the essential functions of his position, with or without reasonable accommodation, as defined by various state and federal disability laws. Executive shall be presumed to have such a disability, for the purpose of this Agreement, in the event Executive qualifies because of illness or incapacity, to begin receiving disability income insurance payments under any long term disability income insurance policy that the Company maintains for the benefit of Executive. If there is no such policy in effect at the date of Executive's illness or incapacity, Executive shall be presumed to have such a disability for the purpose of this Agreement if Executive is substantially incapable of performing his duties for a period of more than eight (8) weeks, after also including any available "sick leave days," if any, as may be adopted for employees of the Company (and as referenced in Section 4.03(d)); provided, however, at least thirty (30) days prior to the end of such period referenced in this sentence, the Board of Directors shall notify Executive in writing of their determination that, with the passage of requisite balance of time remaining, Executive shall be deemed to be disabled; provided, further, during such thirty (30) day period, Executive shall be permitted to make a presentation to the Board of Directors, or a committee of the Board of Directors constituted for such presentation, for its consideration with respect to a finding of Disability on the part of Executive.

          8.04 EFFECT OF TERMINATION. Notwithstanding any termination of this Agreement, Executive, in consideration of his employment hereunder to the date of such termination shall remain bound by the provisions of this Agreement which specifically relate to periods, activities or obligations upon or subsequent to the termination of Executive's employment.

          8.05 SURRENDER OF RECORDS AND PROPERTY. Upon termination of his employment with the Company, Executive shall deliver or shall cause to be delivered promptly to the Company all copies of all records, manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, data, tables, calculations or copies thereof, which are the property of the Company or which relate in any way to the business products, practices or techniques of the Company, and all other property, trade secrets and confidential information of the Company, including, but not limited to, all documents which in whole or in part contain any trade secrets or confidential information of the Company, which in any of the cases are in his possession or under his control.

     9. REMEDIES FOR EARLY TERMINATION. In the event of Termination pursuant to Section 8, Base Salary shall be paid as follows:

          9.01 In the event of termination for Cause, Base Salary shall continue to be paid on a monthly basis prorated through the date of termination specified in any notice of termination.

          9.02 In the event of termination pursuant to Section 8.01(e), compensation shall continue to be paid as follows: if the notice of termination is given by Executive at any time, Base Salary shall continue to be paid on a monthly basis prorated through the date of termination specified in such notice and Executive shall also be entitled to continue to participate in those benefit programs provided by Sections 4.03(c) and (d) for 24 months following termination.

          9.03 In the event of termination of this Agreement by reason of Executive's death, the Company shall pay Executive's estate the equivalent of six (6) month's Base Salary payable, in the Company's discretion, over a period not to exceed six (6) months.

          9.04 In the event of disability, Base Salary shall terminate as of the end of the sixth (6th) month following the month in which the event causing the disability occurred.

          9.05 In the event of termination without Cause pursuant to Section 8.01(d), compensation shall continue to be paid as follows:

               (a) Executive shall be entitled to the balance of Base Salary due from the date of termination until the end of twelve (12) months thereafter. Such Base Salary shall, at the election of the Company, be paid in a lump sum or shall continue to be paid on a monthly basis prorated through the end of the applicable payment period referenced immediately above;

               (b) The vesting of any unexpired stock options granted Executive shall accelerate and be fully exercisable, subject to the other terms of the agreements granting such stock options;

               (c) Executive shall be entitled to continue to participate, at the expense of Executive, in those benefits mandated by the health care continuation rules commonly referred to as "COBRA" (named after The Consolidated Omnibus Reconciliation Act of 1985) for twenty-four
          (24) months following such termination.

     10.  CHANGE IN CONTROL.

          10.1 "CHANGE IN CONTROL" DEFINED. For purposes of this Section 10, a "CHANGE IN CONTROL" shall mean:

               (a) the merger or consolidation of the Company with any person or entity not affiliated with the Company as of the date of this Agreement, or

               (b) the sale of all or substantially all the assets of the Company to any person or entity not affiliated with the Company as of the date of this Agreement, or

               (c) the ownership of fifty-one percent (51%) or more of the total voting capital stock of the Company then issued and outstanding by any person or entity (or affiliated group) not affiliated with the Company as of the date of this Agreement, provided that this Section 10.01(c) will not apply to the issuance of the Company's capital stock pursuant to a registration of its shares under the Securities Act of 1933, as amended (the "1933 ACT") or pursuant to a private placement of the Company's capital stock exempt from the registration requirements of the 1933 Act.

It is expressly recognized by the parties that a Change in Control would necessarily result in material alteration or diminishment of Executive's position and responsibilities. Therefore, if during the term of this Agreement, there shall occur, with or without the consent of the Company, a Change in Control, Executive shall have the option to terminate this Agreement on fourteen (14) days' written notice.

          10.02 REMEDIES FOR "CHANGE IN CONTROL". In the event there shall occur, with or without the consent of the Company, a Change in Control under this Section 10:

               (a) If Executive continues to be employed by the Company (or such surviving entity) and if following the Change in Control, there is a reduction in Executive's Base Salary, the Company shall pay Executive, for a period of 12 months, the difference between Executive's Base Salary in effect on the date immediately prior to the Change in Control, and Executive's Base Salary following the Change in Control.

               (b) If Executive continues to be employed by the Company (or such surviving entity), the vesting of any unexpired stock options granted Executive shall accelerate; all such unexpired stock options may be exercised by Executive within twelve (12) months following the date of termination (but in no event later than the expiration date of the term of such options.)

               (c) If Executive voluntarily continues his employment with the Company (or such surviving entity) following the Change in Control, Executive shall not be entitled to any compensation or other remedy due to a change in the title or position of Executive.

               (d) If Executive voluntarily terminates his employment with the Company in connection with the Change in Control, and prior to the effective date of the Change in Control, following due notice to the Company of that fact, then Executive shall be entitled to the payment of Base Salary from the date of termination and until the end of twelve (12) months thereafter, and any unexpired stock options granted Executive shall accelerate and be fully exercisable, subject to the other terms of the agreements granting such stock options.

     11.  COVENANT NOT TO COMPETE.

          11.01 Executive expressly acknowledges that he is entering into this covenant not to compete and so as to protect the business and goodwill of the Company from competition in the event of a termination of the employment relationship and Executive further acknowledges the reasonableness of the restriction imposed herein. Accordingly, in the event that Executive's employment with the Company is terminated voluntarily by the Executive or by the Company for Cause as defined in Section 8.02, it is agreed that:

               (a) Executive will inform any new employer, before accepting employment, of the existence of this Agreement and give such a copy of this Section 11, Covenant Not to Compete; and

               (b) Executive will not, for a period beginning from the date of this Agreement and for twelve (12) months after Executive's employment with the Company ends, sell to, solicit, serve, or attempt to sell to, solicit, or serve any customer, client or account or any prospective customer, client or account of the Company; PROVIDED, HOWEVER, that the foregoing limitation shall only apply to sales, solicitations, services or attempts to do any of the foregoing which involve a Competing Product. A "customer, client or an account" is any person, firm or entity to whom or to which the Company furnished any services, materials, or products at any time during Executive's employment with the Company. A "prospective customer, client or account" is one which, during Executive's employment with the Company, is solicited, successfully or unsuccessfully, to become a customer, client or account of the Company. As used herein, a "Competing Product" is a product similar to or in competition with any product, or planned product, of the Company as of the date Executive's employment is terminated.

               (c) Executive will not, from a period beginning with the date of this Agreement and for twelve (12) months after Executive's employment with the Company ends, cause or attempt to cause any customer, client or account or any prospective customer, client or account, to divert, terminate, limit or in any manner modify or fail to enter into any actual or potential business relationship with the Company.

               (d) Executive will not, for a period beginning with the date of this Agreement and for twelve (12) months after Executive's employment with the Company ends, divert, solicit, or employ, or attempt to divert, solicit, or employ any employees of the Company.

               (e) Executive shall not, directly or indirectly, from a period beginning from the date of this Agreement and for twelve (12) months after Executive's employment with the Company ends, engage in competition with the Company in any manner or capacity (e.g., as an advisor, principal, agent, partner, officer, director, stockholder, employee, member of any association, or otherwise) for a competitor of the Company. The obligations of Executive under Section 11.01(e) shall apply to any geographic area in which the Company: (i) has engaged in business during the term of this Agreement through production, promotional, sales or marketing activity, or otherwise,
          (ii) has otherwise established the Company's goodwill, business reputation or any customer or supplier relations, or (iii) has been directly involved in the expansion of the Company's business and development of the Company's customer base.

     12.  SETTLEMENT OF DISPUTES.

          12.01 RESOLUTION OF CERTAIN CLAIMS - INJUNCTIVE RELIEF. Executive agrees that, in addition to, but not to the exclusion of any other available remedy, the Company shall have the right to enforce the provisions of Section 7 and 11 by applying for and obtaining temporary and permanent restraining orders or injunctions from a court of competent jurisdiction (the jurisdiction of which is consented to in Section 11.02) without the necessity of filing a bond therefor. The prevailing party in any such action shall be entitled to recover from the other party reasonable attorneys' fees and costs incurred by the prevailing party in such action.

          12.02 VENUE. Any action at law, suit in equity, or judicial proceeding arising directly, indirectly, or otherwise in connection with, out of, related to or from this Agreement or any provision hereof, shall be litigated only in the courts of the state of Minnesota, County of Hennepin, or the Federal District Court, District of Minnesota, Fourth Division. Executive waives any right Executive may have to transfer or change the venue of any litigation brought against Executive by the Company. Executive also waives any claim of inconvenient forum.

          12.03 SEVERABILITY. To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect. In furtherance and not in limitation of the foregoing, should the duration or geographical extent of, or business activities covered by, any provision of this Agreement be in excess of that which is valid and enforceable under applicable law, then such provision shall be construed to cover only that duration, geographical extent or business activities which may be valid and enforceable under applicable law. Executive acknowledges the uncertainty of the law in this respect and expressly stipulates that this Agreement be given the construction which renders its provisions valid and enforceable to the maximum extent (not exceeding its express terms possible under applicable law.)

     13.  MISCELLANEOUS.

          13.01 GOVERNING LAW. This agreement is made under and shall be governed by and construed in accordance with the laws of the state of Minnesota other than its law dealing with conflicts of law.

          13.02 PRIOR AGREEMENTS. This agreement contains the entire agreement of the parties relating to the employment of Executive by the Company and the ancillary matters discussed herein and supersedes all prior agreements and understandings with respect to such matters, and the parties hereto have made no agreements, representations or warranties relating to such employment or ancillary matters which are not set forth within.

          13.03 WITHHOLDING TAXES. The Company may withhold from any benefits payable under this Agreement all federal, state, city or other taxes as shall be required pursuant to any law or governmental regulation or ruling.

          13.04 AMENDMENTS. No amendment or modification of this Agreement shall be deemed effective unless made in writing and signed by the both Executive and the Company.

          13.05 NO WAIVER. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be by any estoppel to enforce any provision of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

          13.06 ASSIGNMENT. This agreement shall not be assignable, in whole or in part, by Executive without the written consent of the Company.

          13.07 NOTICES. All notices, requests and demands given to or made pursuant hereto shall, except as otherwise specified herein, be in writing and be delivered, mailed or faxed to any such party at its address or fax number which:

          In the case of Company shall be:

               Hypertension Diagnostics, Inc.
               2915 Waters Road, Suite 108
               Eagan, Minnesota 55121-1562
               FAX NO.: (612) 687-0485

          If the case of Executive shall be:

               Greg H. Guettler
               1716 Pinehurst Avenue
               St. Paul, MN 55116
               FAX NO.: (612) 695-9315

          Either party may, by notice hereunder, designate a changed address. Any notice, if mailed properly addressed, postage prepaid, registered or certified mail, shall be deemed dispatched on the registered date or that stamped on the certified mail receipt, and shall be deemed received within the second business day thereafter or when it is actually received, whichever is sooner. Any notice which is delivered via telefax shall be deemed dispatched when it is actually sent, and shall be deemed received when it is actually received.


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

          13.08 COUNTERPARTS. This agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          13.09 TIME OF THE ESSENCE. Time is of the essence in the performance of the obligations hereunder.

          13.10 CAPTIONS AND HEADINGS. The captions and paragraph headings used in this Agreement are for convenience of reference only, and shall not affect the construction or interpretation of this Agreement or any of the provisions hereof.

     IN WITNESS WHEREOF, Executive and the Company have executed this Agreement as of the date set forth in the first paragraph.

                              HYPERTENSION DIAGNOSTICS, INC.


                              By  /s/ Melville R. Bois
                                  -----------------------------------------
                                  Its  Chairman
                                       ------------------------------------
                                       "COMPANY"



                              /s/ Greg H. Guettler
                              ---------------------------------------------
                              Greg H. Guettler
                              "EXECUTIVE"

                                   EXHIBIT A

                 (FORM OF)  INCENTIVE STOCK OPTION AGREEMENT

                         HYPERTENSION DIAGNOSTICS, INC.

                 1995 LONG TERM INCENTIVE AND STOCK OPTION PLAN

                          NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:
Greg H. Guettler
1716 Pinehurst Avenue
Saint Paul, MN 55116


     You have been granted an option to purchase Common Stock of Hypertension Diagnostics, Inc. (the "Company") as follows:

     GRANT NUMBER:                      5
                                        ----

     OPTION PRICE PER SHARE:            $2.00

     TOTAL NUMBER OF SHARES GRANTED:    150,000 Shares

     DATE OF GRANT:                     September 8, 1997


     TYPE OF OPTION:                      X     Incentive Stock Option
                                        -----
                                                Nonstatutory Stock Option
                                        -----

     TERM/EXPIRATION DATE:              09/07/2007


     VESTING SCHEDULE:

     A total of 90,000 shares subject to the Option shall vest on the following dates, as follows:

          18,000 shares on September 8, 1997 (the "Commencement Date").
          18,000 shares on the 1st annual anniversary of the Commencement Date. 18,000 shares on the 2nd annual anniversary of the Commencement Date. 18,000 shares on the 3rd annual anniversary of the Commencement Date. 18,000 shares on the 4th annual anniversary of the Commencement Date.

     A total of 60,000 shares subject to the Option shall vest on each of the following dates, as follows:

          30,000 shares on the 5th annual anniversary of the Commencement Date. 30,000 shares on the 6th annual anniversary of the Commencement Date.


     TERMINATION PERIOD: Subject to the terms of (i) this option grant; (ii)
                         that certain Employment Agreement dated September 8, 1997; and (iii) the 1995 Long Term Incentive and Stock Option Plan (the "Plan"), this option grant and all the rights hereunder, to the extent such rights have not been exercised, shall terminate on September 7, 2007.

            See page 3 for restriction on transfer of this security.

     GENERAL TERMS:      This option grant is subject to the terms, definitions
                         and provisions of the 1995 Long Term Incentive and Stock Option Plan adopted by the Company, which are incorporated herein by reference.

                    By your signature and the signature of the Company's representative below, you and the Company agree that this option grant is granted under and governed by the terms and conditions of the 1995 Long Term Incentive and Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.



OPTIONEE:                              HYPERTENSION DIAGNOSTICS, INC.

                                       By:
--------------------------------          -------------------------------------
Signature                                        Melville R. Bois

Greg H. Guettler                       Title:    President
--------------------------------
Print Name


            See page 3 for restriction on transfer of this security.

                         HYPERTENSION DIAGNOSTICS, INC.

                 1995 LONG TERM INCENTIVE AND STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT


     1. GRANT OF OPTION. Hypertension Diagnostics, Inc., a Minnesota corporation (the "COMPANY"), hereby grants to Greg H. Guettler (the "OPTIONEE") named in the Notice of Stock Option Grant, an option (the "OPTION") to purchase a total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant (the "NOTICE OF GRANT"), at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of the 1995 Long Term Incentive and Stock Option Plan (the "PLAN") adopted by the Company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option.

          If designated an Incentive Stock Option, this option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

     2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the provisions of Section 7 of the Plan as follows:

          (i)  RIGHT TO EXERCISE.

               (a) This Option may not be exercised for a fraction of a share.

               (b) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by
Section 6 below and Section 7 of the Plan, subject to the limitation contained in subsection 2(i)(c).

               (c) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (ii) METHOD OF EXERCISE. This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price.

     No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his Investment Representation Statement in the form attached hereto as Exhibit B.

     4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          i.   cash; or

          ii.  check; or

          iii. surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the option is being exercised; or

          iv. delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's consulting relationship or Continuous Status as an Employee, Optionee may, to the extent otherwise so entitled pursuant hereto or under the terms set forth in the Notice of Stock Option Grant, exercise this Option during the Termination Period set out in the Notice of Stock Option Grant.
To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     7. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     8. TERM OF OPTION. This Option may be exercised only within the terms set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan, Optionee's employment agreement with the Company and the terms of this Option.

     9. TAX CONSEQUENCES. The exercise of this Option, and the subsequent sale or disposition of Shares thus acquired, shall have income tax consequences for the Optionee, and it is Optionee's responsibility to determine any such income tax liability.

                                       HYPERTENSION DIAGNOSTICS, INC.
                                       a Minnesota corporation

                                       By:__________________________________
                                             Melville R. Bois, President



OPTIONEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE PROVIDED IN OPTIONEE'S EMPLOYMENT AGREEMENT OR NOTICE OF STOCK OPTION GRANT, THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

RESTRICTION ON TRANSFER

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE DISTRIBUTED FOR VALUE UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITY OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THIS SECURITY (CONCURRED IN BY COUNSEL FOR THE COMPANY) STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR DISTRIBUTION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS.

     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option.


Dated: __________           ___________________________________________
                                 Optionee






                               CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.

                                       _________________________________
                                       Spouse of Optionee

                                    EXHIBIT A

                 1995 LONG TERM INCENTIVE AND STOCK OPTION PLAN

                                 EXERCISE NOTICE

_______________
_______________
_______________

     1. EXERCISE OF OPTION. Effective as of today,__________________, 19__, the undersigned ("OPTIONEE") hereby elects to exercise Optionee's option to purchase _______ shares of the Common Stock (the "SHARES") of Hypertension Diagnostics, Inc. (the "COMPANY") under and pursuant to the Company's 1995 Long Term Incentive and Stock Option Plan (the "PLAN") and the
[ ] Incentive [ ] Nonstatutory Stock Option Agreement dated ____________, 1996 (the "OPTION AGREEMENT").

     2. REPRESENTATIONS OF OPTIONEE. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions. Optionee represents that Optionee is purchasing the Shares for Optionee's own account for investment and not with a view to, or for sale in connection with, a distribution of any of such Shares.

     3. RIGHTS AS SHAREHOLDER. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

     Optionee shall enjoy rights as a shareholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4. TAX CONSULTATION. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     5.   RESTRICTIVE LEGENDS AND STOP-TRANSFER ORDERS.

          (a) LEGENDS. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificates) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          (b) STOP-TRANSFER NOTICES. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c) REFUSAL TO TRANSFER. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     6. MARKET STANDOFF AGREEMENT. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the 1933 Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that such restriction shall only apply to the first two registration statements of the Company become effective under the 1933 Act which include securities be sold on behalf of the Company to the public in an underwritten public offering under the 1933 Act. The Company may impose stop-transfer instructions with respect to securities subject t trial foregoing restrictions until the end of such 180-day period.

     7. SUCCESSORS AND ASSIGNS. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

          8. INTERPRETATION. Any dispute regarding the interpretation of this Agreement shall, be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

          9. GOVERNING LAW; SEVERABILITY. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

          10. DELIVERY OF PAYMENT. Optionee herewith delivers to the Company the full Exercise Price for the Shares.

          11. ENTIRE AGREEMENT. The Plan and Notice of Grant/Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Notice of Grant/Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and is governed by Minnesota law except for that body of law pertaining to conflict of laws.


Submitted by:                           Accepted by:

OPTIONEE:                               Hypertension Diagnostics, Inc.

                                        By:___________________________________

_____________________________           Its:__________________________________
         (Signature)


ADDRESS:                                ADDRESS:


_____________________________           ______________________________________

_____________________________           ______________________________________

                                    EXHIBIT B

                       INVESTMENT REPRESENTATION STATEMENT

OPTIONEE  :

COMPANY   :    Hypertension Diagnostics, Inc.

SECURITY  :    Common Stock

AMOUNT    :

DATE:

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

               (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

               (b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws.

               (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a nonpublic offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of exercise of the Option by the Optionee, such exercise will be exempt from registration under the Securities Act. In the event the Company later becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including among other things: (1) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the company, and the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), if applicable.

          In the event that the Company does not qualify under Rule 701 at the time of exercise of the Option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires among other things: (1) the resale occurring not less than two years after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (2) the availability of certain public information about the Company, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934), and (4) the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable.

               (d) Optionee agrees, in connection with the Company's initial underwritten public offering of the Company's securities, (1) not to sell, make short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Optionee (other than those shares included in the registration) without the prior written consent of the Company or the underwriters managing such initial underwritten public offering of the Company's securities for one hundred eighty (180) days from the effective date of such registration, and (2) further agrees to execute any agreement reflecting (1) above as may be requested by the underwriters at the time of the public offering; PROVIDED HOWEVER that the officers and directors of the Company who own the stock of the Company also agree to such restrictions.

               (e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                       Signature of Optionee:

                                       _______________________________________


                                       Date:_____________________________ 19__

                                       2